SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                _______________________________

                            FORM 8-K

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

               __________________________________


Date of Report (Date of earliest event reported): October 20, 1998



                            SELFCARE, INC.
       (Exact name of Registrant as specified in charter)



          Delaware                   0-20871            04-3164127
---------------------------      ----------------      ------------------
(State or other jurisdiction     (Commission file)     (IRS employer
       of incorporation)          number)              identification no.)

               200 Prospect Street, Waltham, Massachusetts 02453
               ---------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                               (781) 647-3900
               (Registrant's telephone number, including area code)



               There are 3 pages in this Report.

                          Page 1 of 3

Item 5.  Other Events

     On October 20, 1998, the Company released the attached announcement regarding a complaint against the Company filed by Abbott Laboratories regarding an alleged patent infringement.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      99.1  Press Release dated October 20, 1998.






                          Page 2 of 3

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 1998

                              SELFCARE, INC.



                               /s/ Kenneth D. Legg
                              --------------------
                              Kenneth D. Legg
                              Vice President, U.S. Operations and
                              Secretary
















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